SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 24, 2003
Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-267 (Commission File Number)	13-5531602 (IRS Employer Identification No.)

10435 Downsville Pike Hagerstown, Maryland (Address of principal executive of offices)	21740-1766 (Zip code)

Registrants telephone number including area code: (301) 790-3400

N/A (Former Name or former address if changed since last report)

2
Items 1-6.	Not applicable

Item 7. (c)	Financial Statements and Exhibits Exhibits The following exhibit is filed herewith pursuant to Item 9:

Exhibit 99.1 Presentation to be made by Allegheny Energy, Inc. at the 38th Edison Electric Institute conference in Orlando, Florida on October 26-29, 2003.

Item 8.	Not applicable.

Item 9.

    Regulation FD Disclosure

    The information in this report, including the exhibit, is being furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of
    Section 18 of the Securities Exchange Act of 1934.

    Allegheny Energy, Inc. will make a presentation at the 38th Edison Electric
    Institute Financial Conference in Orlando, Florida on October 26-29, 2003.
    A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Items 10-12.	Not applicable.

3 SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALLEGHENY ENERGY, INC.
By: /s/ DAVID B. HERTZOG Name: David B. Hertzog Title: Vice President and General Counsel Allegheny Energy, Inc
Dated: October 24, 2003

4 EXHIBIT INDEX
Exhibit Number	Description

99.1	Presentation to be made by Allegheny Energy, Inc. at the 38th Edison Electric Institute Financial Conference in Orlando, Florida on October 26-29, 2003.